February 22, 1999

Dear Shareholders:

         We are pleased to present the Dresdner RCM Capital Funds (the "Funds") Annual Shareholder Report for the 12 months ended December 31, 1998. Inside, you will find discussions from the individual fund managers that describe the investment strategies they employed in response to last year's economic and market conditions. Each report also includes performance summaries, and lists of holdings and portfolio weightings as of the end of the reporting period.

         In identifying possible fund holdings, the Funds' managers draw on the research of more than 175 investment professionals. They also investigate market and economic variables through Grassroots Research -SM-, a division of Dresdner RCM Global Investors LLC. The Funds' managers believe that Grassroots Research -SM- can be a valuable adjunct to their traditional research efforts by providing a "second look" at companies or by checking marketplace assumptions concerning market demands for particular products and services. A seasoned team of staff economists supplements these reports with macroeconomics assessments of regional and global trends.

         While markets performed relatively well in the first half of the year, the fragility of emerging markets in Asia and Latin America led to a market downturn by the third quarter, after Russia announced it was defaulting on its foreign debt. As the fourth quarter got underway, central banks in the U.S. and elsewhere instituted a series of cuts in short-term interest rates in an effort to reverse slowing economic growth. These measures reassured investors and the markets rebounded dramatically toward year-end, leading the blue chip indices to a record fourth consecutive year of strong returns.

         Over this challenging period, the Funds continued to focus on a bottom-up analysis of company fundamentals combined with a careful assessment of projected earnings growth. The fund managers applied these criteria to selecting attractive stocks with quality earnings and buying them at reasonable valuations.

         We would also like to take this opportunity to assure shareholders that Dresdner RCM has committed considerable effort and resources to avoid difficulties related to the so-called "Y2K" effect associated with the Year 2000. Beginning with a study initiated in 1996 that detailed the need to replace the core portfolio accounting system with new Y2K-compliant technology, the company has made Year 2000 readiness a priority.

         A three-step process has been established to address Y2K dating issues. Our first objective is to make critical in-house applications compliant by the end of the first quarter of 1999, either through upgrading or the acquisition of new technology. These applications include portfolio accounting and trade support. Our second objective is to ensure critical vendor systems (including Custody and Transfer Agent) are Y2K-compliant by mid-1999. The third objective is to perform all other upgrades necessary to make the company's internal environment fully compliant. As a result, no disruption to client services is anticipated before, during or after the turn of the century.

         However, while Dresdner RCM is taking all precautions as an organization, Y2K problems could adversely affect companies in which the Fund invests. For example, companies may incur substantial costs to address the problem or they may suffer losses caused by corporate or governmental data-processing errors. To the extent that the repercussion on a portfolio holding is negative, it might impact the Fund's investment return.

         We believe that our strong commitment to value and performance built on a rigorous company-by-company approach has served the Funds well in 1998 and we are looking forward to another successful year in 1999. We thank you for your continued interest and support.

                                                         Sincerely,

                                                         /s/ DeWitt Bowman


                                                         DeWitt Bowman
                                                         Chairman of the Funds

 Dresdner RCM Growth Equity Fund
 Management's Performance Review

         For the 12 months ended December 31, 1998, the Dresdner RCM Growth Equity Fund (the "Fund") earned a total return of 15.06%. Solid performance in the first half of the year and a very strong fourth quarter helped the Fund to outperform its primary benchmark, the Russell Midcap Index, by a margin of nearly 5%. The Russell Midcap Index had a return of 10.10% for 1998, while the average return of 327 mid cap funds tracked by Lipper Analytical Services was 12.16% for the year.

MARKET OVERVIEW

         In the first half of the year, persistent concerns about the economic viability of the Asian economies and the potential negative impact a further decline in this region might have on U.S. equity markets caused a major move to the "safer" and more liquid large cap stocks.

         As the third quarter got under way, continuing economic weakness in Asia and a declining trend in corporate earnings caused equity markets to cool. Investor confidence was further shaken by Russia's debt default in late August, and global equity markets experienced a sharp sell-off as investors sought the relative safety of U.S. Treasury bonds. Throughout this process, we concentrated the portfolio on stocks with consistent, high-quality earnings with a low reliance on external financing and limited foreign exposure.

         By the fourth quarter, we believed that conditions had reached a point where the correction more than adequately reflected the current market fundamentals. During the fourth quarter, we upgraded the quality of the portfolio to position ourselves to participate in any market rebound. This positioning helped the Fund achieve a return of 29.63%, the second-best quarter in its history.

INVESTMENT APPROACH

         We focus on those companies with sustainable earnings growth, unique market niches, and proprietary products and services. Additionally, the integrity of management with common incentives and a well-capitalized balance sheet are important drivers in our purchase decision. Finally, we look for companies with attractive valuations relative to the market, their peer group or their historical trading range. We use the Russell Midcap Index for performance comparisons, but it is not a factor in determining sector weightings.

SECTOR HIGHLIGHTS

         The Fund's outperformance was due to a combination of industry weighting and security selection. Our focus on growth investing led to our decision to overweight the technology, healthcare and consumer discretionary industries.

         In technology, our positions in software and telecommunications equipment added to our performance as both expectations and near-term catalysts were achieved. Meanwhile, our Internet holdings including Yahoo Inc. and Amazon.com Inc. positively impacted results as investors focused on the upside potential inherent in their business models and more specifically, the success of electronic commerce during the holiday season.

         Additionally, our holdings in the healthcare sector including Guidant Corp., Stryker Corp., Bausch and Lomb and Sofamor-Danek Corp. benefited from strong fundamental operating performance and a favorable valuation umbrella provided by their large cap pharmaceutical brethren.

         Furthermore, Office Depot, Circuit City and Costco positively impacted the portfolio as management teams consistently executed during the year and strong consumer spending trends continued into the holiday season.

         Meanwhile, the Fund was negatively impacted on a stock-specific level in individual holdings and in the health care services industry broadly.

OUTLOOK

         Looking forward, we remain committed to our intensive bottom-up, research-driven decision-making process. Specifically, our strategy in the retail sector has focused on consumer-driven companies given our expectation that sales trends will continue to be above the general consensus view as a result of the strong consumer trends witnessed during the fourth quarter. Additionally, our technology investments emphasize the cyclical industries tied to the strong demand for PC's and semiconductors as well as the demand for increased storage tied to the rapid development of the data market. Finally, we plan to continue to underweight the cyclical sectors of the portfolio while focusing on domestic, consistent and predictable growth companies which should continue to benefit in this market environment.

 Dresdner RCM Growth Equity Fund
 Performance Summary

[EDGAR REPRESENTATION OF PLOT POINTS USED IN GRAPHIC]

                       FUND           RUSSELL MIDCAP INDEX
       1979           $10,000                  $10,000
       1979           $10,393                  $10,740
       1979           $10,719                  $11,158
       1980           $11,210                  $11,777
       1980           $10,792                  $11,516
       1980            $9,599                   $9,996
       1980           $10,028                  $10,641
       1980           $10,856                  $11,467
       1980           $11,315                  $12,024
       1980           $12,980                  $13,034
       1980           $13,656                  $13,375
       1980           $14,396                  $13,821
       1980           $14,878                  $13,966
       1980           $15,935                  $15,074
       1980           $15,665                  $14,784
       1981           $15,304                  $14,439
       1981           $15,725                  $14,694
       1981           $17,588                  $15,843
       1981           $18,134                  $15,918
       1981           $19,279                  $16,306
       1981           $18,560                  $16,008
       1981           $18,247                  $15,809
       1981           $17,371                  $14,908
       1981           $16,587                  $13,951
       1981           $18,157                  $14,914
       1981           $18,503                  $15,518
       1981           $18,211                  $15,139
       1982           $17,929                  $14,583
       1982           $17,527                  $13,964
       1982           $17,476                  $13,825
       1982           $18,682                  $14,486
       1982           $18,511                  $13,970
       1982           $18,441                  $13,595
       1982           $18,512                  $13,274
       1982           $20,047                  $14,871
       1982           $20,666                  $15,293
       1982           $23,233                  $17,338
       1982           $25,235                  $18,395
       1982           $25,710                  $18,660
       1983           $27,172                  $19,319
       1983           $28,967                  $19,987
       1983           $30,108                  $20,691
       1983           $32,700                  $21,984
       1983           $34,645                  $22,903
       1983           $36,064                  $23,737
       1983           $34,391                  $22,991
       1983           $33,610                  $22,846
       1983           $34,935                  $23,486
       1983           $33,413                  $22,575
       1983           $34,930                  $23,541
       1983           $34,348                  $23,105
       1984           $32,764                  $22,449
       1984           $31,089                  $21,235
       1984           $31,709                  $21,587
       1984           $31,839                  $21,350
       1984           $30,674                  $20,146
       1984           $32,051                  $20,774
       1984           $31,196                  $20,166
       1984           $34,191                  $22,684
       1984           $33,648                  $22,791
       1984           $33,611                  $22,880
       1984           $32,993                  $22,784
       1984           $33,496                  $23,435
       1985           $37,254                  $25,659
       1985           $38,042                  $26,119
       1985           $37,399                  $25,970
       1985           $36,747                  $25,894
       1985           $39,165                  $27,365
       1985           $39,965                  $28,030
       1985           $40,928                  $27,994
       1985           $40,385                  $27,876
       1985           $38,429                  $26,510
       1985           $40,118                  $27,883
       1985           $42,578                  $29,810
       1985           $44,235                  $30,937
       1986           $45,046                  $31,633
       1986           $48,307                  $34,205
       1986           $49,783                  $36,003
       1986           $50,541                  $35,845
       1986           $52,554                  $37,701
       1986           $51,571                  $38,216
       1986           $47,374                  $35,687
       1986           $49,140                  $38,219
       1986           $45,601                  $35,511
       1986           $48,335                  $37,364
       1986           $48,946                  $37,640
       1986           $48,361                  $36,569
       1987           $54,951                  $41,072
       1987           $59,189                  $43,530
       1987           $60,968                  $43,942
       1987           $60,390                  $42,842
       1987           $62,092                  $42,989
       1987           $64,592                  $44,737
       1987           $67,740                  $46,653
       1987           $70,486                  $48,302
       1987           $68,483                  $47,379
       1987           $49,455                  $35,710
       1987           $47,006                  $33,727
       1987           $53,665                  $36,652
       1988           $53,930                  $38,355
       1988           $58,780                  $41,072
       1988           $60,415                  $41,126
       1988           $61,386                  $41,380
       1988           $60,234                  $41,283
       1988           $64,720                  $44,110
       1988           $63,335                  $43,225
       1988           $61,789                  $42,264
       1988           $64,192                  $43,702
       1988           $63,486                  $43,889
       1988           $62,127                  $42,836
       1988           $64,859                  $43,910
       1989           $68,192                  $46,537
       1989           $67,612                  $46,427
       1989           $68,994                  $47,190
       1989           $73,125                  $49,465
       1989           $77,254                  $51,695
       1989           $74,440                  $51,503
       1989           $79,915                  $55,093
       1989           $83,387                  $56,935
       1989           $83,428                  $56,413
       1989           $79,787                  $53,752
       1989           $80,873                  $54,489
       1989           $82,292                  $55,446
       1990           $75,120                  $50,999
       1990           $77,825                  $52,033
       1990           $80,029                  $53,300
       1990           $78,163                  $51,011
       1990           $86,194                  $55,632
       1990           $87,034                  $55,271
       1990           $84,425                  $53,628
       1990           $75,868                  $47,860
       1990           $71,033                  $44,312
       1990           $69,568                  $42,913
       1990           $75,112                  $47,046
       1990           $78,902                  $49,072
       1991           $85,003                  $52,398
       1991           $92,631                  $56,764
       1991           $97,028                  $59,119
       1991           $96,459                  $59,474
       1991          $101,948                  $62,298
       1991           $96,909                  $59,427
       1991          $102,335                  $62,340
       1991          $105,602                  $64,204
       1991          $105,329                  $63,830
       1991          $108,557                  $65,138
       1991          $104,724                  $62,445
       1991          $116,960                  $69,442
       1992          $119,326                  $70,748
       1992          $120,948                  $72,373
       1992          $115,847                  $70,524
       1992          $113,545                  $71,075
       1992          $114,312                  $71,534
       1992          $108,991                  $70,374
       1992          $112,618                  $73,316
       1992          $110,272                  $71,628
       1992          $113,146                  $73,113
       1992          $117,301                  $74,902
       1992          $122,190                  $78,677
       1992          $125,186                  $80,789
       1993          $125,594                  $82,405
       1993          $121,886                  $82,496
       1993          $124,822                  $85,179
       1993          $121,150                  $82,922
       1993          $126,171                  $85,555
       1993          $126,630                  $86,522
       1993          $125,543                  $86,939
       1993          $131,747                  $90,806
       1993          $134,398                  $91,153
       1993          $135,795                  $91,229
       1993          $131,931                  $89,113
       1993          $138,604                  $92,341
       1994          $143,687                  $94,889
       1994          $142,568                  $93,598
       1994          $134,622                  $89,611
       1994          $135,889                  $90,226
       1994          $134,603                  $90,349
       1994          $130,975                  $87,673
       1994          $132,730                  $90,682
       1994          $141,423                  $94,981
       1994          $140,120                  $92,660
       1994          $142,420                  $93,369
       1994          $137,052                  $89,250
       1994          $139,650                  $90,409
       1995          $140,145                  $92,266
       1995          $146,023                  $97,042
       1995          $151,805                  $99,819
       1995          $152,385                 $101,324
       1995          $155,053                 $104,654
       1995          $162,810                 $108,171
       1995          $174,821                 $113,423
       1995          $177,454                 $115,160
       1995          $183,158                 $117,762
       1995          $179,789                 $115,128
       1995          $185,416                 $120,853
       1995          $187,880                 $121,558
       1996          $190,835                 $124,137
       1996          $200,326                 $127,052
       1996          $203,882                 $128,890
       1996          $212,394                 $132,542
       1996          $215,917                 $134,544
       1996          $206,821                 $132,526
       1996          $188,917                 $124,324
       1996          $198,795                 $130,243
       1996          $211,760                 $136,676
       1996          $211,966                 $137,772
       1996          $222,461                 $146,165
       1996          $223,710                 $144,673
       1997          $229,653                 $150,085
       1997          $218,817                 $149,858
       1997          $204,835                 $143,388
       1997          $209,029                 $147,059
       1997          $236,993                 $157,788
       1997          $243,285                 $162,951
       1997          $260,762                 $176,549
       1997          $257,966                 $174,642
       1997          $275,443                 $184,614
       1997          $259,015                 $177,433
       1997          $257,966                 $181,656
       1997          $262,848                 $186,669
       1998          $259,895                 $183,160
       1998          $287,741                 $197,483
       1998          $303,773                 $206,843
       1998         309,680.18                $207,360
       1998          $291,960                 $200,953
       1998          $302,508                 $203,746
       1998          $285,210                 $194,028
       1998          $224,033                 $162,983
       1998          $233,315                 $173,528
       1998          $256,520                 $185,363
       1998          $273,396                 $194,149
       1998          $302,435                 $205,546


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The chart above shows the performance of the Dresdner RCM Growth Equity Fund since the Fund's inception versus the Russell Midcap Index.(a) The chart represents a cumulative return of 2,924.35%(b) for the Fund. The average annual total return from the Fund's inception was 19.47%.(b)(c) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.


AVERAGE ANNUAL TOTAL RETURNS(b)
DECEMBER 31, 1998
---------------------------------------------
                                  LIFE OF
  1 YEAR     5 YEAR     10 YEAR    FUND(c)
---------------------------------------------
  15.06%     16.89%     16.65%     19.47%
---------------------------------------------

         The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.


----------------------------------
(a) The Russell Midcap Index is composed of the smallest 800 companies in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the investable U.S. equity market.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  The Fund began operations on November 6, 1979.

 Dresdner RCM Growth Equity Fund
 Portfolio of Investments
 December 31, 1998

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES SECTOR                                                                           1.6%

                              AUTOMOTIVE RELATED                                                   1.4%

567,200               US      Tower Automotive Inc.                                                         $      14,144,550

                              CONSUMER DURABLES                                                    0.2%

82,000                US      Furniture Brands International Inc.                                                   2,234,500

CONSUMER NON-DURABLES SECTOR                                                                      14.8%

                              BEVERAGE/TOBACCO                                                     0.3%

90,000                US      Coca-Cola Enterprises Inc.                                                            3,217,500

                              FOOD/FOOD PROCESSING                                                 0.5%

84,000                US      Hershey Foods Corp.                                                                   5,223,750

                              HOUSEHOLD/RELATED NON-DURABLES                                       1.0%

64,000                US      Avon Products Inc.                                                                    2,832,000
19,000                US      Clorox Co.                                                                            2,219,438
158,000               US      Dial Corp.                                                                            4,562,250
                                                                                                            ------------------
                                                                                                                    9,613,688
                                                                                                            ------------------

                              LEISURE TIME PRODUCTS/SERVICES                                       2.8%

439,700               US      Host Marriott Corp.                                                                   6,073,356
194,700               US      Speedway Motorsports Inc. *                                                           5,548,950
305,900               US      Tricon Global Restaurants Inc.                                                       15,333,238
                                                                                                            ------------------
                                                                                                                   26,955,544
                                                                                                            ------------------

                              RETAIL TRADE                                                        10.2%

161,900               US      Bed Bath & Beyond Inc.                                                                5,524,838
369,300               US      Circuit City Stores Inc.                                                             18,441,919
253,700               US      Costco Cos. Inc. *                                                                   18,313,969
659,600               US      Family Dollar Stores Inc.                                                            14,511,200
97,000                US      Fred Meyer Inc. *                                                                     5,844,250
55,100                US      Lowe's Companies Inc.                                                                 2,820,431
430,300               US      Nordstrom Inc.                                                                       14,926,031
525,000               US      Office Depot Inc. *                                                                  19,392,188
                                                                                                            ------------------
                                                                                                                   99,774,826
                                                                                                            ------------------



       The accompanying notes are an integral part of the financial statements.

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

CYCLICAL/CAPITAL GOODS SECTOR                                                                      6.4%

                              AEROSPACE/DEFENSE                                                    0.6%

96,000                US      General Dynamics Corp. *                                                      $       5,628,000

                              BUILDING/CONSTRUCTION                                                2.0%

307,900               US      Martin Marietta Materials Inc.                                                       19,147,531

                              CHEMICALS/TEXTILES                                                   0.4%

112,000               US      Praxair Inc.                                                                          3,948,000

                              ELECTRICAL EQUIPMENT                                                 1.7%

112,500               US      Honeywell Inc.                                                                        8,472,656
126,000               US      Rockwell International Corp.                                                          6,118,875
50,000                US      W. W. Grainger Inc.                                                                   2,081,250
                                                                                                            ------------------
                                                                                                                   16,672,781
                                                                                                            ------------------

                              TRANSPORTATION SERVICES                                              1.7%

290,600               US      CNF Transportation Inc.                                                              10,915,663
189,000               US      Swift Transportation Co. Inc.                                                         5,297,906
                                                                                                            ------------------
                                                                                                                   16,213,569
                                                                                                            ------------------

ENERGY SECTOR                                                                                      2.2%

                              ENERGY                                                               2.2%

314,300               US      Burlington Resources Inc.                                                            11,255,869
167,000               FR      Coflexip S.A. (ADR)                                                                   5,364,875
665,000               US      Stolt Comex Seaway S.A.                                                               4,488,750
                                                                                                            ------------------
                                                                                                                   21,109,494
                                                                                                            ------------------

HEALTH CARE SECTOR                                                                                18.2%

                              DRUGS AND HOSPITAL SUPPLIES                                          8.9%

353,900               US      Alza Corp. *                                                                         18,491,275
220,600               US      Bausch & Lomb Inc.                                                                   13,236,000
129,100               US      Genentech Inc.                                                                       10,287,656
89,100                US      Guidant Corp.                                                                         9,823,275
26,200                US      Perkin Elmer Corp.                                                                    2,556,138
31,000                US      Sepracor Inc. *                                                                       2,731,875
88,300                US      Sofamor/Danek Group Inc. *                                                           10,750,525
348,600               US      Stryker Corp.                                                                        19,194,788
                                                                                                            ------------------
                                                                                                                   87,071,532
                                                                                                            ------------------



       The accompanying notes are an integral part of the financial statements.

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

                              HEALTH CARE SERVICES                                                 9.3%

150,800               US      Allegiance Corp.                                                              $      7,031,050
404,700               US      Bergen Brunswig Corp.                                                                14,113,913
238,700               US      Cardinal Health Inc.                                                                 18,111,363
284,500               US      Covance Inc. *                                                                        8,286,063
211,600               US      HCR Manor Care Inc. *                                                                 6,215,750
422,700               US      Health Management Associates Inc.                                                     9,140,888
311,500               US      Omnicare Inc.                                                                        10,824,625
120,000               US      Orthodontic Centers of America Inc. *                                                 2,332,500
279,200               US      Universal Health Services Inc. Class B *                                             14,483,500
                                                                                                            ------------------
                                                                                                                   90,539,652
                                                                                                            ------------------

INTEREST-SENSITIVE SECTOR                                                                          9.2%

                              BANKING                                                              7.1%

83,000                US      CCB Financial Corp.                                                                   4,731,000
267,200               US      City National Corp.                                                                  11,122,200
180,000               US      First Security Corp.                                                                  4,207,500
147,000               US      Firstar Corp.                                                                        13,707,750
555,000               US      North Fork Bancorporation Inc.                                                       13,285,313
94,000                US      Southtrust Corp.                                                                      3,472,125
290,300               US      WestAmerica Bancorporation                                                           10,668,525
124,200               US      Zions Bancorp                                                                         7,746,975
                                                                                                            ------------------
                                                                                                                   68,941,388
                                                                                                            ------------------

                              GENERAL FINANCE                                                      2.1%

168,000               US      AMRESCO Inc. *                                                                        1,470,000
159,000               US      Charter One Financial Inc.                                                            4,412,250
43,970                US      Crestline Capital Corp. *                                                               643,061
573,500               US      Federated Investors Inc. Class B                                                     10,394,688
144,000               US      TCF Financial Corp.                                                                   3,483,000
                                                                                                            ------------------
                                                                                                                   20,402,999
                                                                                                            ------------------

TECHNOLOGY SECTOR                                                                                 24.4%

                              COMPUTERS/OFFICE EQUIPMENT                                           2.5%

241,600               US      Network Appliance Inc.                                                               10,872,000
374,500               US      Seagate Technology *                                                                 11,328,625
60,000                US      Tech Data Corp. *                                                                     2,415,000
                                                                                                            ------------------
                                                                                                                   24,615,625
                                                                                                            ------------------



       The accompanying notes are an integral part of the financial statements.

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

                              ELECTRONICS/NEW TECHNOLOGY                                          10.7%

303,900               US      3Com Corp. *                                                                  $     13,618,519
224,200               US      Altera Corp. *                                                                       13,648,175
215,400               US      Ascend Communications Inc. *                                                         14,162,550
100,000               US      KLA Tencor Corp. *                                                                    4,337,500
250,100               US      Maxim Integrated Products Inc. *                                                     10,926,244
180,500               US      Micron Technologies Inc. *                                                            9,126,531
347,100               CA      Newbridge Networks Corp. *                                                           10,543,163
112,500               US      Sanmina Corp.                                                                         7,031,250
118,040               US      STMicroelectronics N.V. NY Registry *                                                 9,214,498
164,500               US      Uniphase Corp. *                                                                     11,412,188
                                                                                                            ------------------
                                                                                                                  104,020,618
                                                                                                            ------------------

                              TECHNOLOGY SERVICES                                                 11.2%

 6,880                US      Amazon.com Inc.                                                                       2,210,200
321,000               US      Aspen Technologies Inc. *                                                             4,654,500
194,200               US      BMC Software Inc.                                                                     8,654,038
254,000               IE      CBT Group PLC (ADR)                                                                   3,778,250
106,100               US      Ceridian Corp. *                                                                      7,407,106
143,800               US      Citrix Systems Inc.                                                                  13,957,588
92,400                US      Electronics Arts Inc. *                                                               5,185,950
152,600               US      I2 Technologies Inc.                                                                  4,635,225
77,650                US      Infoseek Corp. *                                                                      3,833,969
269,400               US      Network Associates Inc.                                                              17,847,750
 7,400                IE      Saville Systems PLC (ADR) *                                                             140,600
68,000                US      Sterling Commerce Inc. *                                                              3,060,000
195,500               US      VERITAS Software Co.                                                                 11,717,781
435,600               US      Visio Corp. *                                                                        15,926,625
54,000                US      Wind River Systems Inc. *                                                             2,538,000
18,000                US      Yahoo Inc. *                                                                          4,264,865
                                                                                                            ------------------
                                                                                                                  109,812,447
                                                                                                            ------------------

TELEMEDIA/SERVICES SECTOR                                                                         16.0%

                              BUSINESS SERVICES                                                    4.3%

761,000               US      Allied Waste Industries Inc.                                                         17,978,625
116,500               US      Fiserv Inc.                                                                           5,992,469
 7,000                US      MSC Industrial Direct Inc.                                                              158,375
34,400                UK      Select Appointments Holdings PLC (ADR)                                                  739,600
620,500               US      Sybron International Corp. Wisconsin                                                 16,869,844
                                                                                                            ------------------
                                                                                                                   41,738,913
                                                                                                            ------------------



       The accompanying notes are an integral part of the financial statements.

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

                              COMMUNICATIONS SERVICES                                              9.4%

305,900               US      Cincinnati Bell Inc.                                                          $       6,594,738
98,000                US      Frontier Corp.                                                                        3,332,000
228,400               US      Global TeleSystems Group Inc. *                                                      12,733,300
680,300               US      ICG Communications Inc. *                                                            14,626,450
230,000               US      Intermedia Communications of Florida Inc.                                             3,967,500
183,500               BE      Loral Space & Communications *                                                        3,268,594
262,900               US      McLeod Inc. *                                                                         8,215,625
552,900               US      Nextel Communications Inc. *                                                         13,062,263
316,000               US      Omnipoint Corp.                                                                       2,942,750
220,200               US      Snyder Communications Inc. *                                                          7,431,750
714,700               US      Western Wireless Corp. Class A *                                                     15,723,400
                                                                                                            ------------------
                                                                                                                   91,898,370
                                                                                                            ------------------

                              MEDIA                                                                2.3%

42,000                US      Acxiom Corp. *                                                                        1,302,000
121,300               US      Apollo Group Inc.                                                                     4,109,038
550,500               US      Sylvan Learning Systems Inc.                                                         16,790,250
                                                                                                            ------------------
                                                                                                                   22,201,288
                                                                                                            ------------------

TOTAL EQUITY INVESTMENTS (COST $772,258,805)                                                      92.8%           905,126,565
                                                                                                            ------------------

SHORT-TERM INVESTMENTS

                              MONEY MARKET FUNDS                                                   5.0%

24,486,079            US      SSgA Money Market Fund                                                               24,486,079
24,486,080            US      SSgA U.S. Government Money Market Fund                                               24,486,080
                                                                                                            ------------------
                                                                                                            ------------------
                                                                                                                   48,972,159
                                                                                                            ------------------

TOTAL SHORT-TERM INVESTMENTS (COST $48,972,159)                                                    5.0%            48,972,159
                                                                                                            ------------------

TOTAL INVESTMENTS (COST $821,230,964) **                                                          97.8%           954,098,724

                              OTHER ASSETS LESS LIABILITIES                                        2.2%            21,164,053
                                                                                                            ------------------

                              NET ASSETS                                                         100.0%     $     975,262,777
                                                                                                            ------------------
                                                                                                            ------------------

------------------------------
 *     Non-income producing security.
ADR    American Depository Receipt?

Tax information:
 ** For Federal income tax purposes, cost is $849,159,046 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

                              Unrealized appreciation          $ 140,808,851
                              Unrealized depreciation            (35,869,173)
                                                               ---------------
                              Net unrealized appreciation      $ 104,939,678
                                                               ---------------
                                                               ---------------

       The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Growth Equity Fund
 Portfolio of Investments
 December 31, 1998


The Fund's investments in securities at December 31, 1998, categorized by country:

                                                                  % OF NET ASSETS
                                                     -------------------------------------------
                                           COUNTRY                     SHORT-TERM
             COUNTRY                         CODE       EQUITIES       AND OTHER       TOTAL
             -----------------------------------------------------------------------------------
             Bermuda                          BE          0.3%                         0.3%
             Canada                           CA          1.1%                         1.1%
             France                           FR          0.6%                         0.6%
             Ireland                          IE          0.4%                         0.4%
             United Kingdom                   UK          0.1%                         0.1%
             United States                    US          90.3%           7.2%         97.5%
                                                     -------------------------------------------
                                                     -------------------------------------------
             Total                                        92.8%           7.2%        100.0%
                                                     -------------------------------------------
                                                     -------------------------------------------

       The accompanying notes are an integral part of the financial statements.

Dresdner RCM Small Cap Fund
Management's Performance Review


         For the 12 months ended December 31, 1998, the Dresdner RCM Small Cap Fund (the "Fund") earned a total return of 1.11%, versus a return of -2.54% for the Fund's primary benchmark, the Russell 2000 Index.

MARKET OVERVIEW

         The gulf between small cap and large cap stocks continued to widen in 1998 as nervous investors sought the liquidity and familiarity of blue chip growth stocks, particularly in the second and third quarters. During the third quarter retreat from equities brought on by turmoil in the world's financial markets, we remained committed to staying as fully invested as possible. Opportunistic positioning of the portfolio allowed the Fund to take full advantage of the fourth quarter rally that occurred in the wake of interest rate cuts by the Federal Reserve.

         While reflecting trends in the broader market, growth stocks did experience unaccustomed dominance over value in the small cap universe, a trend that benefited the Fund. For the year, the Russell 2000 Value Index lagged the Russell 2000 Growth Index by a margin of 7.68%.

INVESTMENT APPROACH

         As bottom-up investors, we focus primarily on well-managed companies with clearly defined market niches, as well as quality products and services with attractive growth prospects. In last year's difficult small cap environment, the Fund's outperformance owed more to industry strategy - which added 4.62% to the portfolio's overall return - than selection of individual issues. However, our exceptional fourth quarter performance was a function of both relative industry selection and individual stock selection.

SECTOR HIGHLIGHTS

         In the first half of the year, investments in growth issues such as VISX, Lason Holdings and Micros Systems contributed most to the portfolio's momentum. During this period, we also began to trim our exposure to a number of sectors. We cut back on health care services because of concerns surrounding federal reimbursement policies, and trimmed our energy exposure because of sharp declines in world oil prices. At the same time, we increased our holdings in technology and business services with outsourcing themes, continuing this strategy into the second half of the year.

         Even as prices in the technology sector dropped in the wake of market turbulence in late summer and early fall, we had been taking advantage of increasingly reasonable valuations to add high-quality stocks to our holdings, both in software and hardware. We also increased existing positions we deemed to have above-average growth potential. When the market rebounded in early October, we were well positioned to take advantage of the upturn, particularly because the rally in the Russell 2000 was very narrowly focused on technology. Holdings that made substantial contributions to the Fund's performance include Sanmina Corp., Semtech, Hadco, Visio, Maxtor, and Rational Software.

         Outside of technology, we strongly favored companies with strong cash flows that had the ability to grow without borrowing from the capital markets. Many of these additions, which we acquired at very attractive prices, were in the business services group and included F.Y.I. Inc., Travel Services, Personnel Group of America, Romac International, SFX and especially NCO Group. These are all strong franchises that contributed significantly to the Fund's outpacing its benchmark by a 10% margin.

OUTLOOK

         As we begin 1999, the spread between the valuations of large cap and small cap stocks continues to widen, despite the higher expected earnings growth of smaller stocks. We believe that this presents attractive opportunities. The relative strength of the small caps is broadening and this will be beneficial to the overall indices going forward. In the longer term, a shift in investor focus may have to await a general improvement in the health of world equity markets. Our approach will be to continue to apply rigorous bottom-up analysis, focus on high-quality growth stocks within and across industries, and to remain fully invested.

Dresdner RCM Small Cap Fund
Performance Summary

[cad 157]EDGAR REPRESENTATION OF PLOT POINTS USED IN GRAPHIC[cad 179]

                            FUND       RUSSELL 2000 INDEX
        12/31/91          $10,000          $10,000
              92          $10,000          $10,000
              92          $10,786          $10,811
              92          $11,118          $11,127
              92          $10,850          $10,751
              92          $10,613          $10,373
              92          $10,703          $10,511
              92          $10,165          $10,017
              92          $10,530          $10,366
              92          $10,336          $10,072
              92          $10,603          $10,304
              92          $11,002          $10,630
              92          $11,807          $11,444
              92          $12,214          $11,842
              93          $12,212          $12,242
              93          $11,792          $11,960
              93          $12,082          $12,348
              93          $11,636          $12,008
              93          $12,102          $12,539
              93          $12,134          $12,617
              93          $12,126          $12,791
              93          $12,580          $13,344
              93          $13,037          $13,720
              93          $13,186          $14,074
              93          $12,728          $13,615
              93          $13,337          $14,080
              94          $13,592          $14,522
              94          $13,431          $14,469
              94          $12,712          $13,707
              94          $12,637          $13,788
              94          $12,411          $13,633
              94          $11,990          $13,173
         6/31/94          $12,173          $13,390
              94          $13,095          $14,136
              94          $13,073          $14,088
              94          $13,240          $14,031
              94          $12,765          $13,464
              94          $13,049          $13,824
              95          $12,958          $13,649
              95          $13,392          $14,217
              95          $13,900          $14,461
              95          $14,064          $14,782
              95          $14,030          $15,037
              95          $14,728          $15,817
              95          $15,706          $16,728
              95          $16,245          $17,074
              95          $16,900          $17,380
              95          $16,330          $16,602
        11/31/95          $16,882          $17,300
              95          $17,496          $17,756
              96          $17,973          $17,737
              96          $18,914          $18,290
              96          $19,374          $18,662
        4//30/96          $20,684          $19,660
              96          $21,660          $20,435
              96          $20,993          $19,596
              96          $18,958          $17,884
              96          $20,592          $18,923
              96          $22,457          $19,662
              96          $22,226          $19,359
              96          $22,488          $20,157
              96          $23,514          $20,685
              97          $23,754          $21,098
              97          $22,335          $20,587
              97          $20,877          $19,615
              97          $20,357          $19,670
              97          $23,953          $21,858
              97          $25,312          $22,795
              97          $26,750          $23,856
              97          $27,350          $24,403
              97          $29,867          $26,189
              97          $28,508          $25,039
              97          $28,329          $24,877
              97          $28,098          $25,312
              98          $27,929          $24,912
              98          $30,435          $26,753
              98          $31,520          $27,855
              98          $31,496          $28,009
              98          $29,688          $26,499
              98          $30,700          $26,555
              98          $28,339          $24,404
              98          $20,989          $19,664
              98          $22,531          $21,204
              98          $24,290          $22,069
              98          $26,483          $23,226
              98          $28,411          $24,663

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The chart above shows the performance of the Dresdner RCM Small Cap Fund since the Fund's inception versus the Russell 2000 Index.(a) The chart represents a cumulative return of 184.11%(b) for the Fund. The average annual total return from the Fund's inception was 16.09%.(b)(c) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.

AVERAGE ANNUAL TOTAL RETURNS(b)
DECEMBER 31, 1998

------------------------------------------------------
                                         LIFE OF
      1 YEAR            5 YEAR           FUND(c)
------------------------------------------------------
      1.11%             16.33%           16.09%
------------------------------------------------------

         The data above represents past performance of the Fund and may not be indicative of future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.


----------------------------------

(a) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies by market capitalization and represents approximately 98% of the investable U.S. equity market.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c) The Fund began operations on January 3, 1992.

Dresdner RCM Small Cap Fund
Portfolio of Investments
December 31, 1998

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES SECTOR                                                                           3.9%

                               AUTOMOTIVE RELATED                                                  2.7%

202,600               US       Dura Automotive Systems Inc. *                                               $      6,913,725
385,000               US       Keystone Automotive Industries Inc. *                                               8,060,938
                                                                                                            -----------------
                                                                                                                  14,974,663
                                                                                                            -----------------

                               CONSUMER DURABLES                                                   1.2%

125,000               US       Furniture Brands International Inc.                                                 3,391,700
408,844               US       Windmere Durable Holdings Inc. *                                                    3,168,541
                                                                                                            -----------------
                                                                                                                   6,560,241
                                                                                                            -----------------

CONSUMER NON-DURABLES SECTOR                                                                      18.9%

                               FOOD/FOOD PROCESSING TOTAL                                          1.1%

600,057               US       Omega Protein Corp. *                                                               6,075,577

                               HOUSEHOLD/RELATED NON-DURABLES                                      3.7%

532,925               US       French Fragrances Inc. *                                                            3,863,706
266,600               US       Ocular Sciences Inc. *                                                              7,131,550
246,132               US       Scotts Co. *                                                                        9,460,699
                                                                                                            -----------------
                                                                                                                  20,455,955
                                                                                                            -----------------

                               LEISURE TIME PRODUCTS/SERVICES                                      5.5%

357,600               US       Cheesecake Factory Inc.                                                            10,605,075
356,665               US       Dave & Buster's Inc. *                                                              8,225,587
75,000                US       Family Golf Centers Inc.                                                            1,481,250
132,900               US       Speedway Motorsports Inc. *                                                         3,787,650
221,300               US       Travel Services International Inc.                                                  6,749,650
                                                                                                            -----------------
                                                                                                                  30,849,212
                                                                                                            -----------------

                               RETAIL TRADE                                                        8.6%

75,000                US       Cost Plus Inc. *                                                                    2,353,125
442,000               US       CSK Auto Corp. *                                                                   11,795,875
320,800               US       Electronics Boutique Holdings Corp. *                                               6,536,300
365,000               US       Regis Corp.                                                                        14,600,000
244,500               US       Select Comfort Corp. *                                                              6,463,969
333,000               US       Trans World Entertaniment Corp.                                                     6,347,813
                                                                                                            -----------------
                                                                                                                  48,097,082
                                                                                                            -----------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
CYCLICAL/CAPITAL GOODS SECTOR                                                                      9.7%

                               BUILDING/CONSTRUCTION                                               4.1%

456,498               US       Comfort Systems USA Inc. *                                                   $      8,159,902
371,500               US       Integrated Electrical Services *                                                    8,265,875
77,000                US       NCI Building Systems Inc. *                                                         2,165,625
145,000               US       Service Experts Inc. *                                                              4,241,250
                                                                                                            -----------------
                                                                                                                  22,832,652
                                                                                                            -----------------

                               ELECTRICAL EQUIPMENT                                                0.5%

137,800               US       Quanta Services Inc. *                                                              3,040,213

                               INDUSTRIAL EQUIPMENT                                                1.2%

108,600               US       Federal Signal Corp.                                                                2,972,925
356,668               US       Tokheim Corp. *                                                                     3,477,513
                                                                                                            -----------------
                                                                                                                   6,450,438
                                                                                                            -----------------

                               RAW/BASIC MATERIALS                                                 1.2%

247,800               US       Metals USA Inc. *                                                                   2,416,050
341,000               US       Oregon Steel Mills Inc.                                                             4,049,375
                                                                                                            -----------------
                                                                                                                   6,465,425
                                                                                                            -----------------

                               TRANSPORTATION SERVICES                                             2.7%

170,000               US       Covenant Transport Inc. Class A *                                                   3,038,750
100,000               US       Knight Transportation Inc.                                                          2,668,750
328,525               US       Mark VII Inc. *                                                                     6,118,778
125,000               US       Swift Transportation Co. Inc.                                                       3,503,906
                                                                                                            -----------------
                                                                                                                  15,330,184
                                                                                                            -----------------

ENERGY SECTOR                                                                                      2.4%

                               ENERGY                                                              2.4%

325,500               US       Global Industries Inc. *                                                            1,993,688
125,000               US       Hanover Compressor Co. *                                                            3,210,938
299,100               US       Houston Exploration Co. *                                                           5,944,613
121,000               US       Newfield Exploration Co. *                                                          2,525,875
                                                                                                            -----------------
                                                                                                                  13,675,114
                                                                                                            -----------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE SECTOR                                                                                 9.9%

                               DRUGS AND HOSPITAL SUPPLIES                                         3.0%

40,929                US       Algos Pharmaceutical Corp. *                                                 $      1,064,154
14,000                US       Anesta Corp.*                                                                         372,750
184,000               US       Bone Care International Inc. *                                                      2,139,000
270,000               US       CIMA Labs Inc. *                                                                      708,750
621,282               US       Gensia Sicor Inc. *                                                                 2,815,184
17,000                US       Gilead Sciences Inc. *                                                                698,063
516,403               US       Heska Corp. *                                                                       2,291,538
108,896               US       Inhale Therapeutic Systems *                                                        3,593,568
26,226                US       Ligand Pharmaceuticals Inc. Class B *                                                 304,877
59,000                US       Novoste Corp. *                                                                     1,674,125
46,600                US       SangStat Medical Corp. *                                                              990,250
                                                                                                            -----------------
 -                                                                                                                16,652,259
                                                                                                            -----------------

                               HEALTH CARE SERVICES                                                6.9%

353,982               US       American Retirement Corp.                                                           5,553,093
165,700               US       Assisted Living Concepts Inc. *                                                     2,174,813
445,570               US       Centennial HealthCare Corp. *                                                       6,906,335
150,000               US       Kendle International Inc. *                                                         3,506,250
125,000               US       Orthodontic Centers of America Inc. *                                               2,429,688
233,100               US       Pharmaceutical Product Development Inc. *                                           7,007,569
100,000               US       Province Healthcare Co.                                                             3,587,500
255,600               US       Renal Care Group Inc.                                                               7,364,475
                                                                                                            -----------------
                                                                                                                  38,529,723
                                                                                                            -----------------

INTEREST-SENSITIVE SECTOR                                                                          4.9%

                               BANKING                                                             1.9%

95,000                US       Silicon Valley Bancshares                                                           1,617,969
240,000               US       WestAmerica Bancorporation                                                          8,820,000
                                                                                                            -----------------
                                                                                                                  10,437,969
                                                                                                            -----------------

                               GENERAL FINANCE                                                     2.4%

163,000               US       American Capital Strategies Ltd.                                                    2,811,750
208,000               US       Federated Investors Inc. Class B                                                    3,770,000
916,000               US       UniCapital Corp. *                                                                  6,755,500
                                                                                                            -----------------
                                                                                                                  13,337,250
                                                                                                            -----------------

                               INSURANCE                                                           0.6%

99,000                US       MONY Group Inc. *                                                                   3,099,938

    The accompanying notes are an integral part of the financial statements.

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SECTOR                                                                                 22.7%

                               COMPUTERS/OFFICE EQUIPMENT                                          6.6%

292,000               US       Black Box Corp. *                                                            $     11,059,500
475,000               US       CHS Electronics Inc. *                                                              8,045,313
225,000               US       Maxtor Corp. *                                                                      3,150,000
445,000               US       Micros Systems Inc.                                                                14,629,375
                                                                                                            -----------------
                                                                                                                  36,884,188
                                                                                                            -----------------

                               ELECTRONICS/NEW TECHNOLOGY                                          7.0%

918,100               US       Artesyn Technologies Inc. *                                                        12,853,400
189,300               US       Burr-Brown Corp.                                                                    4,436,719
355,000               US       Hadco Corp. *                                                                      12,425,000
530,000               US       MMC Networks Inc. *                                                                 7,022,500
70,000                US       Semtech Corp. *                                                                     2,511,250
                                                                                                            -----------------
                                                                                                                  39,248,869
                                                                                                            -----------------

                               TECHNOLOGY SERVICES                                                 9.1%

190,000               US       Aspen Technologies Inc. *                                                           2,755,000
147,000               US       HNC Software Inc. *                                                                 5,944,313
41,000                US       Infoseek Corp. *                                                                    2,024,375
299,500               US       Micromuse Inc. *                                                                    5,840,250
382,000               US       Rational Software Corp. *                                                          10,123,000
370,600               US       Renaissance Worldwide Inc.                                                          2,269,925
11,400                IE       Saville Systems PLC (ADR) *                                                           216,600
740,000               US       Technology Solutions Co.                                                            7,931,875
374,000               US       Visio Corp. *                                                                      13,674,366
                                                                                                            -----------------
                                                                                                                  50,779,704
                                                                                                            -----------------

TELEMEDIA/SERVICES SECTOR                                                                         19.0%

                               BUSINESS SERVICES                                                  13.9%

19,500                US       Choicepoint Inc. *                                                                  1,257,750
306,365               US       FYI Inc. *                                                                          9,803,680
17,100                US       INSpire Insurance Solutions Inc.                                                      314,213
154,201               US       Iron Mountain Inc.                                                                  5,560,874
232,000               US       Lamalie Associates Inc.                                                             1,406,500
124,825               US       Lason Holdings Inc. *                                                               7,263,255
107,000               US       NCO Group Inc. *                                                                    4,815,000
690,000               US       Personnel Group of America, Inc.                                                   12,075,000
691,400               US       Romac International Inc. *                                                         15,383,650
216,000               US       School Specialty Inc. *                                                             4,617,000
188,000               UK       Select Appointments Holdings PLC (ADR)                                              4,042,000
138,965               US       Vestcom International Inc. *                                                        1,250,685

    The accompanying notes are an integral part of the financial statements.

                                                                                                 % OF         MARKET VALUE
SHARES             COUNTRY                         EQUITY INVESTMENTS                         NET ASSETS        (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------
                               BUSINESS SERVICES (Continued)

111,200               US       Wackenhut Corrections Corp. *                                                $      3,183,100
337,000               US       Wilmar Industries Inc. *                                                            6,845,313
                                                                                                            -----------------
                                                                                                                  77,818,020
                                                                                                            -----------------

                               COMMUNICATIONS SERVICES                                             1.7%

264,000               US       ICG Communications Inc. *                                                           5,676,000
258,800               US       International Telecommunication Systems Inc.                                        3,817,300
                                                                                                            -----------------
                                                                                                                   9,493,300
                                                                                                            -----------------

                               MEDIA                                                               3.4%

53,700                US       Bright Horizons Family Solutions                                                    1,449,900
243,000               US       SFX Entertainment Inc. Class A *                                                   13,334,625
140,000               US       Sylvan Learning Systems Inc.                                                        4,270,000
                                                                                                            -----------------
                                                                                                                  19,054,525
                                                                                                            -----------------

TOTAL EQUITY INVESTMENTS (COST $485,347,248)                                                      91.4%          510,142,501
                                                                                                            -----------------


SHORT-TERM INVESTMENTS

FACE VALUE                     COMMERCIAL PAPER                                                    1.8%

10,000,000            US       Ford Motor Credit Co. 4.91% maturing 01/14/99                                       9,982,269

SHARES                         MONEY MARKET FUNDS                                                  8.1%

26,002,000            US       SSgA U.S. Government Money Market Fund                                             26,002,000
18,934,870            US       SsgA Money Market Fund                                                             18,934,870
                                                                                                            -----------------
                                                                                                                  44,936,870
                                                                                                            -----------------

TOTAL SHORT-TERM INVESTMENTS (COST $54,919,139)                                                    9.9%           54,919,139
                                                                                                            -----------------

TOTAL INVESTMENTS (COST $540,266,387) **                                                         101.3%          565,061,640

                               OTHER ASSETS LESS LIABILITIES                                      (1.3%)          (7,096,760)
                                                                                                            -----------------

                               NET ASSETS                                                        100.0%     $    557,964,880
                                                                                                            =================

-------------------------------
 *     Non-income producing security.
ADR    American Depository Receipt

Tax Information:
 ** For Federal income tax purposes, cost is $547,064,163 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

                               Unrealized appreciation         $      70,850,305
                               Unrealized depreciation               (52,852,828)
                                                               ===================
                               Net unrealized                  $      17,997,477
                               appreciation
                                                               ===================

    The accompanying notes are an integral part of the financial statements.

The Fund's investments in securities at December 31, 1998, categorized by country:

                                                                  % OF NET ASSETS
                                                     -------------------------------------------
                                           COUNTRY                     SHORT-TERM
             COUNTRY                         CODE       EQUITIES       AND OTHER       TOTAL
             -----------------------------------------------------------------------------------
             Ireland                          IE               0.04%                      0.04%
             United Kingdom                   UK               0.73%                      0.73%
             United States                    US              90.67%          8.56%      99.23%
                                                     ===========================================
             Total                                            91.44%          8.56%     100.00%
                                                     ===========================================


    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
 Statements of Assets and Liabilities
 December 31, 1998


                                                                              GROWTH EQUITY          SMALL CAP
                                                                                  FUND                 FUND
                                                                              ---------------        ----------------
ASSETS:
   Investments at cost                                                        $   821,230,964        $    540,266,387
                                                                              ---------------        ----------------
                                                                              ---------------        ----------------
   Investments at value (Note 1)                                              $   954,098,724        $    565,061,640
   Receivables:
      Investments sold                                                             55,596,869               2,268,345
      Fund shares sold                                                                447,743               1,744,954
      Dividends and dividend reclaims                                               1,600,599                 100,150
      Interest                                                                         81,524                  75,760
                                                                              ---------------        ----------------
        Total Assets                                                            1,011,825,459             569,250,849
                                                                              ---------------        ----------------

LIABILITIES:
   Payables:
      Investments purchased                                                        34,144,700              10,798,134
      Fund shares repurchased                                                       1,823,285                  44,000
      Management fees (Note 2)                                                        574,847                 436,437
      Custodian fees                                                                   19,850                   7,398
                                                                              ---------------        ----------------
        Total Liabilities                                                          36,562,682              11,285,969
                                                                              ---------------        ----------------

NET ASSETS                                                                    $   975,262,777          $  557,964,880
                                                                              ---------------        ----------------
                                                                              ---------------        ----------------

NET ASSETS CONSIST OF:
   Paid-in capital (Note 3)                                                   $   842,525,774          $  530,995,460
   Accumulated net realized gain (loss) on investments and foreign
    currency transactions                                                            (130,757)              2,174,167
   Net unrealized appreciation on investments                                     132,867,760              24,795,253
                                                                              ---------------        ----------------
                                                                              ---------------        ----------------
NET ASSETS                                                                    $   975,262,777          $  557,964,880

SHARES OUTSTANDING                                                                166,021,831              59,606,705
                                                                              ---------------        ----------------
                                                                              ---------------        ----------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                      $          5.87          $         9.36
                                                                              ---------------        ----------------
                                                                              ---------------        ----------------


    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
 Statements of Operations
 For the Year Ended December 31, 1998


                                                                               GROWTH EQUITY            SMALL CAP
                                                                                    FUND                  FUND
                                                                              ---------------        ----------------
INVESTMENT INCOME: (NOTE 1)
   Income:
      Dividends                                                                $    6,929,944        $      2,095,554
      Interest                                                                        112,549                 221,804
      Foreign tax withheld                                                            (29,784)                     --
                                                                              ---------------        ----------------
        Total investment income                                                     7,012,709               2,317,358
                                                                              ---------------        ----------------
   Expenses:
      Investment management fees (Note 2)                                           7,043,731               5,821,282
      Custodian fees                                                                  104,875                  58,134
      Miscellaneous expenses                                                              800                     800
                                                                              ---------------        ----------------
        Total expenses                                                              7,149,406               5,880,216
                                                                              ---------------        ----------------
           Net investment loss                                                       (136,697)             (3,562,858)
                                                                              ---------------        ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain on investments                                               115,661,248              87,203,805
   Net realized loss on foreign currency transactions                                (390,916)                     --
      Net realized gain                                                           115,270,332              87,203,805
                                                                              ---------------        ----------------
   Net change in unrealized appreciation on foreign currency
    transactions                                                                        4,588                      --
   Net change in unrealized appreciation (depreciation) on investments             27,332,654              (65,282,583)
                                                                              ---------------        ----------------
      Net unrealized appreciation (depreciation)                                   27,337,242              (65,282,583)
                                                                              ---------------        ----------------
        Net realized and unrealized gain during the year                          142,607,574               21,921,222
                                                                              ---------------        ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $   142,470,877        $      18,358,364
                                                                              ---------------        ----------------
                                                                              ---------------        ----------------


    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
 Statements of Changes in Net Assets


                                                  GROWTH EQUITY FUND                              SMALL CAP FUND

                                            YEAR ENDED            YEAR ENDED            YEAR ENDED         YEAR ENDED
                                           DECEMBER 31,          DECEMBER 31,          DECEMBER 31,       DECEMBER 31,
                                               1998                  1997                  1998               1997
                                           -----------           -----------           -----------        -------------

OPERATIONS:
     Net investment loss                   $   (136,697)         $  (1,597,025)        $ (3,562,858)      $  (3,872,163)
     Net realized gain on investments
        and foreign currency
        transactions                        115,270,332            193,067,561           87,203,805         131,224,372
     Net change in unrealized
        appreciation (depreciation)
        on investments and foreign
        currency transactions                27,337,242            (40,746,692)         (65,282,583)        (23,964,601)
                                          -------------          -------------         ------------        -------------
     Net increase in net assets from
        operations                          142,470,877            150,723,844           18,358,364         103,387,608
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gain on investments
        (Note 1)                           (158,525,243)          (161,794,250)        (102,478,286)       (107,769,024)
NET INCREASE (DECREASE) FROM CAPITA
   SHARE TRANSACTIONS (NOTE 3)               30,492,105             75,575,294          (19,325,834)         97,190,936
                                          -------------          -------------         ------------        -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                    14,437,739             64,504,888         (103,445,756)         92,809,520
NET ASSETS:
     Beginning of year                      960,825,038            896,320,150          661,410,636         568,601,116
                                          -------------          -------------         ------------        -------------
     End of year                           $975,262,777          $ 960,825,038         $557,964,880        $661,410,636
                                          -------------          -------------         ------------        -------------
                                          -------------          -------------         ------------        -------------


    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
 Dresdner RCM Growth Equity Fund
 Financial Highlights

For a share outstanding during the fiscal year ended December 31:


                                                       1998 (2)    1997 (2)      1996 (1)(2)  1995         1994
                                                       -------     --------      -------      ------       -------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                $  6.23     $  6.40       $  9.13      $ 7.89       $ 10.42
                                                       -------     --------      -------      ------       -------
   Income from investment operations:
      Net investment income (loss)                          --       (0.01)        (0.01)       0.02          0.03
      Net realized and unrealized gain on investmen       0.81        1.08          1.59        2.66          0.01
                                                       -------     --------      -------      ------       -------
   Total from investment operations                       0.81        1.07          1.58        2.68          0.04
                                                       -------     --------      -------      ------       -------
   Less distributions:
      From net investment income                            --           --           --       (0.02)        (0.03)
      From net realized gain on investments              (1.17)      (1.24)        (4.31)      (1.42)        (2.54)
                                                       -------     --------      -------      ------       -------
        Total distributions                              (1.17)      (1.24)        (4.31)      (1.44)        (2.57)
                                                       -------     --------      -------      ------       -------

NET ASSET VALUE, END OF YEAR                           $  5.87     $  6.23       $  6.40      $ 9.13       $  7.89
                                                       -------     --------      -------      ------       -------
                                                       -------     --------      -------      ------       -------

TOTAL RETURN (3)                                         15.06%      17.50%        19.07%      34.53%         0.76%
                                                       -------     --------      -------      ------       -------
                                                       -------     --------      -------      ------       -------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                $   975      $  961       $   896      $1,325       $ 1,365
                                                       -------     --------      -------      ------       -------
                                                       -------     --------      -------      ------       -------
Ratio of operating expenses to average net assets         0.76%       0.76%         0.84%       0.76%         0.83%
                                                       -------     --------      -------      ------       -------
                                                       -------     --------      -------      ------       -------
Ratio of net investment income to average net assets     (0.01)%     (0.17)%       (0.12)%      0.22%         0.22%
                                                       -------     --------      -------      ------       -------
                                                       -------     --------      -------      ------       -------
Portfolio turnover                                      168.24%     155.10%       115.89%      96.46%       111.06%
                                                       -------     --------      -------      ------       -------
                                                       -------     --------      -------      ------       -------


-----------------------------------------
(1) Stock split 25:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(2) Calculated using the average share method.
(3) Total return measures the change in value of an investment over the period indicated.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Capital Funds, Inc.
 Dresdner RCM Small Cap Fund
 Financial Highlights

For a share outstanding during the fiscal year ended December 31:


                                                        1998 (2)       1997 (2)     1996 (1)(2)      1995       1994
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                 $ 11.66        $ 11.77      $ 11.35          $ 9.42     $ 10.41
                                                        -------        -------      -------          ------     -------
   Income from investment operations:
      Net investment loss                                 (0.07)         (0.08)       (0.08)          (0.04)      (0.04)
      Net realized and unrealized gain (loss) on
       investments                                           -- (3)       2.29         3.82            3.21       (0.20)
                                                        -------        -------      -------          ------     -------
   Total from investment operations                       (0.07)          2.21         3.74            3.17       (0.24)
                                                        -------        -------      -------          ------     -------
   Less distributions:
      From net realized gain on investments               (2.23)         (2.32)       (3.32)          (1.24)      (0.75)
                                                        -------        -------      -------          ------     -------

NET ASSET VALUE, END OF YEAR                            $  9.36        $ 11.66      $ 11.77          $11.35     $  9.42
                                                        -------        -------      -------          ------     -------
                                                        -------        -------      -------          ------     -------

TOTAL RETURN (4)                                           1.11%         19.49%       34.39%          34.08%      (2.16)%
                                                        -------        -------      -------          ------     -------
                                                        -------        -------      -------          ------     -------

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                 $   558        $   661      $   569          $  410     $   416
                                                        -------        -------      -------          ------     -------
                                                        -------        -------      -------          ------     -------
Ratio of operating expenses to average net assets          1.01%          1.02%        1.00%           1.01%       1.11%
                                                        -------        -------      -------          ------     -------
                                                        -------        -------      -------          ------     -------
Ratio of net investment income to average net assets      (0.61)%        (0.68)%      (0.58)%         (0.22)%     (0.33)%
                                                        -------        -------      -------          ------     -------
                                                        -------        -------      -------          ------     -------
Portfolio turnover                                       131.85%        117.64%      117.00%          83.91%     117.71%
                                                        -------        -------      -------          ------     -------
                                                        -------        -------      -------          ------     -------


-----------------------------------------
(1) Stock split 12:1 at the close of business on June 17, 1996. All prior period per share amounts were restated to reflect the stock split.
(2)  Calculated using the average share method.
(3) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(4) Total return measures the change in value of an investment over the period indicated.

    The accompanying notes are an integral part of the financial statements.

Dresdner RCM Capital Funds, Inc.
Notes to Financial Statements
December 31, 1998

1.   SIGNIFICANT ACCOUNTING POLICIES

         Dresdner RCM Capital Funds, Inc. ("Capital Company") is organized as a Maryland corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Capital Company consists of three series: Dresdner RCM Growth Equity Fund ("Growth Fund") and Dresdner RCM Small Cap Fund ("Small Cap Fund") are diversified, noload series of the Capital Company. These two series are collectively referred to as the "Funds." The Dresdner RCM International Growth Equity Fund ("International Fund") is a non-diversified, no load series of the Capital Company. The International Fund's financial statements and financial highlights are included in the annual report of the Dresdner RCM Global Funds.

         The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

A. PORTFOLIO VALUATION:

         Investment securities are stated at fair market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security is valued at the closing bid price on such day. If no bid price is quoted on such day, then the security is valued by such method as a duly constituted committee of the Board of Directors of the Company determines in good faith to reflect its fair market value. Readily marketable securities traded only in the over-the-counter market that are not listed on NASDAQ or similar foreign reporting service are valued at the mean bid price, or using such other comparable sources as the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Other portfolio securities held by the Funds are valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities are valued by whatever means a duly constituted committee of the Board of Directors of the Company in good faith deems appropriate to reflect their fair market value. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES:

         Security transactions are recorded as of the date of purchase or sale. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Each Fund bears expenses incurred specifically on its behalf as well as a portion of any general expenses.

C. FOREIGN CURRENCY TRANSACTIONS AND FOREIGN INVESTMENTS:

         The records of the Funds are maintained in U.S. dollars. Foreign currencies, foreign investments and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of foreign securities and income and withholding taxes are translated on the respective dates of such transactions. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency translations. The Funds do not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

Dresdner RCM Capital Funds, Inc.
Notes to Financial Statements
December 31, 1998

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

D. FEDERAL INCOME TAXES:

         It is the policy of the Funds to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision has been made for Federal income or excise taxes on income and capital gains.

E. DISTRIBUTIONS:

         Dividends and capital gains (if any) are declared and distributed to shareholders annually. Distributions to shareholders are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or passive foreign investment companies.

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

         Dresdner RCM Global Investors LLC ("Dresdner RCM") serves as the Funds' investment manager and provides various administrative services, subject to the authority of the Board of Directors. The Growth Fund and Small Cap Fund pay investment management fees monthly at annualized rates of 0.75% and 1.00% respectively, of the Funds' average daily net assets.

         The Funds are each responsible for the payment of certain of their operating expenses, including brokerage and commission expenses; taxes levied on the Funds; interest charges on borrowings (if any); charges and expenses of the custodian; and payment of investment management fees due to Dresdner RCM. Dresdner RCM is responsible for all other expenses incurred by the Growth Fund and the Small Cap Fund.

         On December 31, 1998, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 888,710 shares of the Growth Fund and 515,747 shares of the Small Cap Fund.

3.   CAPITAL SHARES

         At December 31, 1998, there were 1,000,000,000 shares of the Capital Company's common stock authorized, at $0.0001 par value. Of this amount, 300,000,000 were classified as shares of the Growth Fund and 100,000,000 were classified as shares of the Small Cap Fund. Capital share transactions were as follows:


GROWTH FUND                                                     YEAR ENDED                              YEAR ENDED
                                                            DECEMBER 31, 1998                        DECEMBER 31, 1997
                                                       ------------------------------         -------------------------------
                                                          SHARES           AMOUNT                SHARES            AMOUNT
                                                      -------------   ---------------         -------------   ---------------
Shares sold                                             21,101,977    $   127,963,744            8,822,435    $    58,202,047
Shares issued in connection with reinvestment of
  distributions                                         29,534,789        156,239,035           26,780,241        160,413,644
Shares repurchased                                     (38,770,342)      (253,710,674)         (21,422,817)      (143,040,397)
Net increase                                            11,866,424    $    30,492,105           14,179,859    $    75,575,294
                                                      -------------   ---------------         -------------   ---------------
                                                      -------------   ---------------         -------------   ---------------

Dresdner RCM Capital Funds, Inc.
Notes to Financial Statements
December 31, 1998

3.   CAPITAL SHARES (CONTINUED)


SMALL CAP FUND                                                  YEAR ENDED                              YEAR ENDED
                                                             DECEMBER 31, 1998                       DECEMBER 31, 1997
                                                       ------------------------------         -------------------------------
                                                         SHARES           AMOUNT                 SHARES            AMOUNT
                                                      -------------   ---------------         -------------   ---------------
Shares sold                                             10,548,412    $   111,486,975            7,791,481    $    96,712,138
Shares issued in connection with reinvestment of
  distributions                                         11,705,171        100,547,419            9,386,666        105,599,978
Shares repurchased                                     (19,362,057)      (231,360,228)          (8,781,376)      (105,121,180)
                                                      -------------   ---------------         -------------   ---------------
Net increase (decrease)                                  2,891,526    $   (19,325,834)           8,396,771    $    97,190,936
                                                      -------------   ---------------         -------------   ---------------
                                                      -------------   ---------------         -------------   ---------------

         At December 31, 1998, seven shareholders in the Growth Fund and five shareholders in the Small Cap Fund each held more than 5% of the outstanding shares of the respective Funds. These shareholders, in aggregate, held approximately 67% of the Growth Fund and 50% of the Small Cap Fund.

4.   INVESTMENTS IN FOREIGN SECURITIES AND CURRENCY

         Investing in foreign equity securities and currency transactions involves significant risks, some of which are not typically associated with domestic investments. The Funds' investments in foreign markets will subject the Funds to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments.

5.   PURCHASES AND SALES OF SECURITIES

         The following summarizes purchases and sales of investment securities, excluding short-term investments, for each Fund, for the year ended December 31, 1998:

                                                                PURCHASES
                                                    ----------------------------------
                                                    U.S. Government     Other Issues
                                                    ---------------    ---------------
               Growth Fund                                --           $1,517,507,845
               Small Cap Fund                             --           $  738,646,439

                                                                 SALES
                                                    ----------------------------------
                                                    U.S. Government     Other Issues
                                                    ---------------    ---------------
               Growth Fund                                --           $1,686,060,991
               Small Cap Fund                             --           $  866,195,243


6.   DIRECTORS' FEES

         Each Director who is not an interested person of the Capital Company receives from the Capital Company an annual retainer of $9,000 (the retainer is evenly prorated among each series of the Capital Company), plus $1,500 for each Board meeting attended for each series, and $500 for each committee meeting attended for each series.

         Each Director who is not an interested person of the Capital Company may elect to defer receipt of all or a portion of his or her fees for service as a director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his or her deferred fees deemed invested either in 90-day U.S. Treasury bills or shares of the Common Stock of the Capital Company or of the Dresdner RCM Global Funds, Inc., or a combination of these options, and the amount of deferred fees payable to such director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability.

Report of Independent Accountants

TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF
THE DRESDNER RCM CAPITAL FUNDS, INC.:

         In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dresdner RCM Capital Funds, Inc. (consisting of the Dresdner RCM Growth Equity Fund and the Dresdner RCM Small Cap Fund), collectively, the "Funds," at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 1999

TAX INFORMATION (UNAUDITED)

         On December 16, 1998, distributions were paid from investment operations for the Funds. The dividends were recorded on December 16, 1998, to shareholders of record on December 15, 1998.


                              ORDINARY          LONG-TERM           TOTAL
FUND                           INCOME         CAPITAL GAIN      DISTRIBUTIONS
-------------------------     -----------     --------------    --------------
Growth Fund
     Per Share                      $0.24              $0.93            $1.17
     Amount                   $32,517,999       $126,007,244     $158,525,243
Small Cap Fund
     Per Share                      $0.39              $1.84            $2.23
     Amount                   $17,922,211        $84,556,075     $102,478,286

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109